UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2016
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed by Global Eagle Entertainment Inc. (the “Company”) in its periodic reports filed with the U.S. Securities and Exchange Commission (the “Commission”), the Company is a defendant in a lawsuit filed by UMG Recordings, Inc., Capitol Records, LLC, Universal Music Corp. and entities affiliated with the foregoing (collectively, “UMG”) on May 6, 2014 in the United States District Court for the Central District of California (the “Court”) against the Company and its subsidiary Inflight Productions Ltd. (“IFP”) for copyright infringement and related claims and unspecified money damages.

On April 20, 2016, the Court issued a decision and order granting UMG’s motion for partial summary judgment, finding that the Company and IFP willfully infringed UMG’s copyrights. The decision and order did not quantify damages, which the Court will determine at an upcoming trial.

The Company currently intends to appeal the decision. The Company will also defend itself vigorously at the upcoming trial and will consider all possible avenues for its next course of action, including a potential negotiated settlement.

Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the Company’s potential appeal or settlement of the Court’s decision or defense at trial. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing the Company’s views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, factors not anticipated by, or outside the control of, the Company, as well as those risks and uncertainties described in the Company’s most recent annual report on Form 10-K, as amended, and subsequently filed reports on Form 10-Q, as amended. As a result, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Stephen Ballas
Name: Stephen Ballas
Title: Senior Vice President and General Counsel

Dated: April 21, 2016